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                                                                  [Scudder Logo]

Supplement to the currently effective Prospectus and all currently effective Supplements thereto of each of the listed funds:

Scudder Asset Management Fund - Premier Class
Scudder Lifecycle Long Range Fund - Investment Class
Scudder Lifecycle Mid Range Fund - Investment Class
Scudder Lifecycle Short Range Fund - Investment Class

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The following supplements the section entitled "Management of the Funds" for each fund:

Effective April 25, 2003, Northern Trust Investments, Inc. ("NTI") is the sub-advisor to the master portfolios for each fund. NTI is located at 50 South LaSalle Street, Chicago, IL 60675. With respect to only the passive equity portion of each master portfolio, NTI makes the investment decisions, buys and sells securities and conducts the research that leads to the purchase and sale decisions. Deutsche Asset Management, Inc. ("DeAM, Inc."), the investment advisor for each master portfolio, compensates NTI out of its advisory fee.

NTI is an indirect subsidiary of Northern Trust Corporation. NTI has managed accounts, including registered investment companies, designed to mirror the performance of the same indices as those the Funds seek to replicate. NTI is an investment advisor registered under the Investment Advisors Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of March 31, 2003, NTI had approximately $210.8 billion of assets under management.

The following supplements the section entitled "Annual Fund Operating Expenses" for each fund:

The investment advisor and administrator have contractually agreed to maintain the current cap on fund expenses for each fund for a two year period from the date of each fund/portfolio's sub-advisory agreement with NTI.

The following replaces the Expense Example for each Fund:

Expense Example/3/

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                                   1 Year   3 Years   5 Years    10 Years
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Lifecycle Short Range Fund          $102      $412      $841      $2,034
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Lifecycle Mid Range Fund            $102      $378      $734      $1,740
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Lifecycle Long Range Fund           $102      $367      $701      $1,646
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Asset Management Fund               $ 61      $227      $442      $1,061
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/3/  For the first two years, the expense example takes into account contractual fee waivers and/or expense reimbursements.

               Please Retain This Supplement for Future Reference